EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of Workstream Inc. (the “Company”) on Form 10-Q for the period ended February 28, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Michael Mullarkey, Chief Executive Officer, and Jerome P. Kelliher, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to their respective knowledge:

1.	The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: April 14, 2010	By: /s/ Michael Mullarkey
Michael Mullarkey President, Chief Executive Officer (Principal Executive Officer)

DATE: April 14, 2010	By: /s/ Jerome Kelliher
Jerome P. Kelliher Chief Financial Officer (Principal Financial Officer)